                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

               NS GROUP, INC
--------------------------------------------------------
Name of the Registrant as Specified In Its Charter


-----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

    -------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

    -------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    -------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

    -------------------------------------------------------------

(5) Total fee paid:

    -------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:

-------------------------------------------------------------

Form, Schedule or Registration Statement No.:

-------------------------------------------------------------

Filing Party:

-------------------------------------------------------------

Date Filed:

-------------------------------------------------------------

                              [NS GROUP INC. LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT



To Our Shareholders:

You are cordially invited to attend the annual meeting of shareholders of NS Group, Inc., which will be held on Tuesday, May 14, 2002, 9:00 a.m., local time, at The Metropolitan Club, 50 East RiverCenter Boulevard, Covington, Kentucky for the following purposes:

         1. Elect three Class I directors to a three-year term.

         2. Conduct other business properly brought before the meeting.

Shareholders of record at the close of business on March 12, 2002 are entitled to vote at the meeting or any adjournment thereof.

Your vote is important. Whether you plan to attend or not, please sign, date, and return the enclosed proxy card in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so.

Sincerely,



/s/ Thomas J. Depenbrock

Thomas J. Depenbrock                             Newport, Kentucky
Vice President and Secretary                     March 15, 2002

                                TABLE OF CONTENTS


Annual Meeting Information ................................................   3

Securities Ownership of Management ........................................   6

Securities Ownership of Certain Beneficial Owners..........................   7

The Board of Directors.....................................................   8

Report of the Audit Committee..............................................  10

Compensation of Directors..................................................  11

Proposals of the Board.....................................................  12

     Item 1 - Election of Three Class I Directors..........................  12

     Item 2 - Other Matters ...............................................  16

Appointment of Independent Accountants.....................................  16

Fees to Independent Accountants............................................  16

Report of the Compensation Committee.......................................  16

Compensation of Executive Officers.........................................  20

Performance Graph..........................................................  25

Certain Relationships and Related Transactions.............................  26

Other Matters..............................................................  26

                                 NS GROUP, INC.
                              530 West Ninth Street
                             Newport, Kentucky 41071


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

                           ANNUAL MEETING INFORMATION

     This proxy statement contains information related to the annual meeting of shareholders of NS Group, Inc., which we refer to as "NS Group" or the "Company." The meeting will be held on Tuesday, May 14, 2002, beginning at 9:00 a.m., at the Metropolitan Club, 50 East RiverCenter Boulevard, Covington, Kentucky, and at any postponements or adjournments of the meeting. THIS PROXY STATEMENT WAS PREPARED UNDER THE DIRECTION OF NS GROUP'S BOARD OF DIRECTORS AND HAS BEEN SENT TO ASK YOU TO GIVE YOUR PROXY (THAT IS, THE AUTHORITY TO VOTE YOUR SHARES) TO OUR PROXY COMMITTEE SO THEY MAY VOTE YOUR SHARES ON YOUR BEHALF AT THE ANNUAL MEETING. The members of the proxy committee are Thomas J. Depenbrock and James J. Crowe. They will vote your shares as you instruct them on your proxy card. We intend to send the proxy statement, the proxy card, and the 2001 annual report to shareholders on or about March 27, 2002.

WHO IS ENTITLED TO VOTE?
                         -------------------------------------

     Shareholders owning our common stock on March 12, 2002, are entitled to vote at the annual meeting, or any postponement or adjournment of the meeting.

     Each shareholder has one vote per share on all matters to be voted on. On March 12, 2002, there were 20,646,044 shares of common stock outstanding.

WHAT AM I VOTING ON?
                    ---------------------------------------

     You may vote on the election of three nominees to serve as Class I directors on the board of directors.

     The board is not aware of any other matter to be presented for action at the meeting. If any other matter requiring a vote of the shareholders should arise, the proxy committee will vote your shares in accordance with their best judgment.

HOW DOES THE BOARD RECOMMEND
I VOTE ON THE PROPOSAL?
                       -------------------------------------

     The board recommends a vote FOR each of the nominees for Class I director.

HOW DO I VOTE?
              --------------------------------------------

     Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy, but do not mark your choices, the proxy committee will vote for the three persons nominated for election as Class I directors.

     You can revoke your proxy at any time before it is exercised. To do so, you must give written notice of revocation to the Corporate Secretary, NS Group, Inc., 530 West Ninth Street, Newport, Kentucky 41071, submit another properly signed proxy with a more recent date, or vote in person at the meeting.

WHAT IS A QUORUM?
                  ----------------------------------------

     A "quorum" is the presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock. There must be a quorum for the meeting to be lawfully held.

HOW ARE MY VOTES COUNTED?
                          ---------------------------------

     In voting on matters other than the election of directors, your shares are counted as one vote for each share of common stock held. With respect to the election of directors, you have cumulative voting rights, which means that you have the number of votes equal to the number of shares you hold multiplied by the number of directors nominated. You may cast the total number of your votes for one nominee, or distribute them among two or more nominees.

HOW MANY VOTES MUST THE PROPOSALS RECEIVE IN ORDER TO BE ADOPTED?
                                                                  -------

     Directors are elected by a plurality of the votes of the shares present in person at the meeting or represented by proxy and entitled to vote, which means the three nominees receiving the most votes are elected, even if each receives less than a majority of the votes. Abstentions are counted as votes present and entitled to vote and have the same effect as votes against a proposal. Broker non-votes are not counted as either votes for or votes against a proposal. Both abstentions and broker non-votes are counted in determining that a quorum is present for the meeting.

WHAT ARE BROKER NON-VOTES?
                          ----------------------------------------

     The New York Stock Exchange permits brokers to vote their customers' shares on routine matters when the brokers have not received voting instructions from their customers. The election of directors is an example of a routine matter on which brokers may vote in this way. Brokers may not vote their customers' shares on non-routine matters unless they have received voting instructions from their customers. Non-voted shares on non-routine matters are broker non-votes.

HOW WILL VOTING BE CONDUCTED ON OTHER
MATTERS RAISED AT THE MEETING?
                               -------------------------------------

      If any matters are presented at the meeting other than the proposal on the proxy card, the proxy committee will vote on them using their best judgment. Your signed proxy card gives the proxy committee the authority to do this. As of the date this proxy statement was mailed, we had not received notice of any matter to be presented other than those on the proxy card.

HOW IS THIS PROXY STATEMENT SOLICITED?
                                       -------------------------------

     The board of directors of NS Group is soliciting this proxy. The solicitation is done by mail, except for incidental personal solicitations made by officers, directors and employees of NS Group. We reimburse banks, brokerage firms and other institutions, nominees, custodians and fiduciaries for their reasonable expenses for sending proxy materials to beneficial owners and obtaining their voting instructions.

                       SECURITIES OWNERSHIP OF MANAGEMENT

     The following table shows the beneficial ownership of NS Group common stock as of February 28, 2002 by each director, by each executive officer named in the Summary Compensation Table contained in this proxy, and by all directors and executive officers as a group.

     ------------------------------------------- -------------------------------------------------------------------
                                                                      SHARES BENEFICIALLY OWNED(3)
                                                 -------------------------------------------------------------------
                        NAME                                    NUMBER                           PERCENT
     ------------------------------------------- ----------------------------------- -------------------------------
     William W. Beible, Jr.(1)                                   84,246                            *
     ------------------------------------------- ----------------------------------- -------------------------------
     Clifford R. Borland(2)                                   3,022,324                          14.6
     ------------------------------------------- ----------------------------------- -------------------------------
     Paul C. Borland, Jr.                                        80,495                            *
     ------------------------------------------- ----------------------------------- -------------------------------
     David A. B. Brown                                            6,000                            *
     ------------------------------------------- ----------------------------------- -------------------------------
     J.C. Burton                                                  1,333                            *
     ------------------------------------------- ----------------------------------- -------------------------------
     Thomas J. Depenbrock(1)                                     50,110                            *
     ------------------------------------------- ----------------------------------- -------------------------------
     Patrick J. B. Donnelly                                      33,375(4)                         *
     ------------------------------------------- ----------------------------------- -------------------------------
     Thomas L. Golatzki(1)                                       65,010                            *
     ------------------------------------------- ----------------------------------- -------------------------------
     George A. Helland, Jr.                                       7,000                            *
     ------------------------------------------- ----------------------------------- -------------------------------
     Gary L. Kott                                                 6,000                            *
     ------------------------------------------- ----------------------------------- -------------------------------
     Frank J. LaRosa II(1)                                       10,677                            *
     ------------------------------------------- ----------------------------------- -------------------------------
     Rene J. Robichaud                                          275,839                           1.3
     ------------------------------------------- ----------------------------------- -------------------------------
     John F. Schwarz                                              4,333                            *
     ------------------------------------------- ----------------------------------- -------------------------------
     13 Directors and executive
     officers as a group                                      3,646,742                          17.2
     ------------------------------------------- ----------------------------------- -------------------------------

         *Less than 1.0%

(1) The ages of the following executive officers are: Mr. Beible - 50; Mr. Depenbrock - 45; Mr. Golatzki - 58; and Mr. LaRosa II - 42.

(2) The address of Mr. C. R. Borland is NS Group, Inc., 530 West Ninth Street, Newport, KY 41071.

(3) The amounts shown include shares that may be acquired upon exercising options within 60 days of February 28, 2002, as follows: Mr. Beible, Jr. - 79,666 shares; Mr. C. R. Borland - 91,333 shares; Mr. P. C. Borland, Jr. - 79,000 shares; Mr. Brown - 4,000; Mr. Burton - 1,333 shares; Mr. Depenbrock - 40,717 shares; Mr. Donnelly - 4,000 shares; Mr. Golatzki - 39,188 shares; Mr. Helland - 4,000; Mr. Kott - 4,000; Mr. LaRosa - 10,533 shares; Mr. Robichaud - 228,133 shares; Mr. Schwarz
         - 1,333 shares; and all directors and executive officers as a group - 587,236 shares. The amount shown for all directors and executive officers as a group also includes 30,670 shares held by the trustee in the NS Group, Inc. Salaried Employees Retirement Savings Plan.

(4) Includes 12,850 shares owned by Mr. Donnelly's wife. Mr. Donnelly disclaims any beneficial interest in these shares.

SECTION 16(a) - BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE
                     ----------------------------------------

     Based on our records, we believe that during the period October 1, 2000 through December 31, 2000, which we refer to as the "Transition Period", and during the year ended December 31, 2001, our directors and officers complied with all SEC filing requirements applicable to them.

                SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table shows information regarding each person known by us to be the beneficial owner of more than 5% of our common stock. The ownership information shown below is based entirely upon and derived from Schedule 13G filings.

---------------------------------------------------------------------------------------------------------------------------

                                     SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
---------------------------------------------------------------------------------------------------------------------------
       TITLE OF          NAME AND ADDRESS                                   AMOUNT AND NATURE OF              PERCENT OF
         CLASS           OF BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP                CLASS
------------------------ -------------------------------------------------- ------------------------------- ---------------

     Common stock        Dimensional Fund Advisors, Inc.                        1,677,700 shares(1)            8.13%
                         1299 Ocean Avenue, 11th Floor
                         Santa Monica, California  90401
------------------------ -------------------------------------------------- ------------------------------- ---------------

     Common stock        Dresdner RCM Global Investors LLC                      1,036,450 shares(2)            5.02%
                         Four Embarcadero Center
                         San Francisco, California  94111

------------------------ -------------------------------------------------- ------------------------------- ---------------

(1) In a Schedule 13G dated January 30, 2002, Dimensional Fund Advisors Inc. reported sole voting and investment power over all 1,677,700 shares.

(2) In a joint Schedule 13G dated January 31, 2002, Dresdner RCM Global Investors LLC, a Delaware limited liability company, its parent Dresdner RCM US Holdings LLC, a Delaware limited liability company located at Four Embarcadero Center, San Francisco, California, and its parent Dresdner Bank AG, a German bank located at Jurgen-Ponto Platz 1, Frankfurt, Germany, reported sole voting power over 843,800 shares, sole investment power over 915,750 shares, and shared investment power over 120,700 shares.

                             THE BOARD OF DIRECTORS

     Under our by-laws and the laws of the Commonwealth of Kentucky, our state of incorporation, our business and affairs are managed under the direction of the board of directors. The board met two times in the Transition Period and ten times in 2001. All members of the board attended at least 92% of the meetings held by the board or the committees on which they served.

BOARD COMMITTEES AND MEETING ATTENDANCE
                                        ------------------------------

     The board has four committees: the Executive, Audit, Compensation, and Investment/Mergers and Acquisitions Committees. There is no nominating committee of the board. Committees report their actions to the full board at its next regular meeting. A description of the duties of each committee follows the table below.

---------------------------------------------------------------------------------------------------------------------------

                     COMMITTEE MEMBERSHIP AND MEETINGS HELD

---------------------------------------------------------------------------------------------------------------------------
                                                                                                          INVESTMENT/
                                                                                                          MERGERS AND
              NAME                      EXECUTIVE               AUDIT              COMPENSATION           ACQUISITIONS
--------------------------------- ---------------------- --------------------- ---------------------- ---------------------
Clifford R. Borland                          X*                                                                X*
--------------------------------- ---------------------- --------------------- ---------------------- ---------------------
Paul C. Borland, Jr.                                                                                           X
--------------------------------- ---------------------- --------------------- ---------------------- ---------------------
David A.B. Brown                                                   X*                                          X
--------------------------------- ---------------------- --------------------- ---------------------- ---------------------
J.C. Burton                                                                               X                    X
--------------------------------- ---------------------- --------------------- ---------------------- ---------------------
Patrick J.B. Donnelly                                              X                      X*                   X
--------------------------------- ---------------------- --------------------- ---------------------- ---------------------
George A. Helland, Jr.                                             X                      X                    X
--------------------------------- ---------------------- --------------------- ---------------------- ---------------------
Gary L. Kott                                                                              X                    X
--------------------------------- ---------------------- --------------------- ---------------------- ---------------------
Rene J. Robichaud                            X                                                                 X
--------------------------------- ---------------------- --------------------- ---------------------- ---------------------
John F. Schwarz                                                    X                                           X
--------------------------------- ---------------------- --------------------- ---------------------- ---------------------
Number of Meetings in
Transition Period                            0                     1                      2                    1
--------------------------------- ---------------------- --------------------- ---------------------- ---------------------
Number of Meetings in Calendar
2001                                         1                     1                      2                    0
--------------------------------- ---------------------- --------------------- ---------------------- ---------------------

*Chairman

EXECUTIVE COMMITTEE
                    -------------------------------------------

     - Has the full power of the board between meetings of the board, with specified limitations relating to major corporate matters

AUDIT COMMITTEE
                ----------------------------------------------

     - Reviews the Company's accounting policies, internal controls, and financial reporting and disclosure practices
     - Reviews the Company's annual financial statements and the annual and quarterly filings with the Securities and Exchange Commission prior to filing
     -    Recommends to the board the appointment of the independent accountants
     -    Reviews the independent accountants' audit scope and results
     -    Approves the independent accountants' audit fee

COMPENSATION COMMITTEE
                       ---------------------------------------

     - Recommends to the board on matters of executive compensation policies and programs
     - Recommends new compensation and benefit plans to the board of directors
     - Recommends to the board the compensation of the Company's senior officers and approves compensation for the other executive officers of the Company
     - Administers the Company's stock and performance-based compensation plans
     - Recommends to the board compensation and benefits for non-employee directors

INVESTMENT/MERGERS AND ACQUISITIONS COMMITTEE
                                              --------------------

     -    Reviews and administers the Company's investment policies
     - Oversees and monitors investment activity and results, including acquisition opportunities

                          REPORT OF THE AUDIT COMMITTEE



     The audit committee oversees the financial reporting process, the systems of internal accounting and financial controls, the performance and independence of the independent auditors, the annual audit of NS Group's financial statements, and related matters. We reviewed and reassessed our written charter during 2001 and re-approved the charter without change. Our committee is composed entirely of independent directors in accordance with the applicable independence standards of the New York Stock Exchange, meaning that we have no relationships to the Company that may interfere with the exercise of our independence from management and the Company.

     The audit committee: (1) reviewed and discussed with management NS Group's audited financial statements for the Transition Period and year ended December 31, 2001; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended by Statement on Auditing Standards No. 90, "Audit Committee Communications"; (3) received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Discussions with Audit Committees"; (4) considered whether the provision of non-audit services is compatible with maintaining the auditors' independence; and (5) discussed with the auditors the auditors' independence. The audit committee chairman, as a representative of the committee, discussed the interim financial information contained in each of the quarterly Form 10-Q's with the chief financial officer and independent accountants prior to filing of the forms with the Securities and Exchange Commission.

     Based on our review and discussions with management, we recommended to the board of directors that the audited financial statements for the transition period and the year ended December 31, 2001, be included in NS Group's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     We also discussed with the Company's independent accountants the overall scope and plan for their audit. We meet periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     We also evaluated and recommended to the board the reappointment of Arthur Andersen LLP as the Company's independent accountants for 2002.


This report has been furnished by:

The Audit Committee of the
Board of Directors

David A. B. Brown (Chairman)
Patrick J. B. Donnelly
George A. Helland, Jr.
John F. Schwarz

                            COMPENSATION OF DIRECTORS


     Directors who are not employees receive fees for their services in an amount set by the board from time to time. Directors who are also employees of NS Group receive no additional compensation for their service on the board or its committees. We pay our non-employee directors as follows in addition to out-of-pocket expenses:

   -  Annual retainer.......................................$24,000
   -  Compensation for board meetings in excess of
                  four per calendar year....................$ 1,000 per meeting
   -  Compensation for committee meeting attendance.........$   750 per meeting
   -  Travel pay (for out-of-town directors)................$ 1,000 per meeting

     Subsequent to his retirement as an employee of the Company in January 2001, Mr. C.R. Borland began receiving an annual fee of $25,000 for his services as Chairman, in addition to his fees received as a non-employee director.

     The Company grants its non-employee directors stock options to purchase common shares under the NS Group, Inc. 2000 Non-Employee Directors Stock Option Plan. Pursuant to the current terms of such plan, (i) a stock option for 4,000 common shares is granted to each non-employee director of the Company on the first day of their term as a director and (ii) a stock option for 4,000 common shares is granted on the date of each annual meeting to each non-employee director of the Company. The options become exercisable over a three-year period in increments of 33 1/3% per year beginning with the first anniversary of the date of grant.

    The 2000 Non-Employee Directors Stock Option Plan requires that the exercise price for options granted be equal to 100% of the fair market value of NS Group's common stock on the date of the grant.

                             PROPOSALS OF THE BOARD

    The board will present the following proposal at the meeting:

ITEM 1. - ELECTION OF THREE CLASS I DIRECTORS

     Our articles of incorporation provide for the classification of the board of directors into three classes. The term of the current Class I directors expires at the 2002 annual meeting of shareholders. All nominees are currently Class I directors. Three Class I directors will be elected at the annual meeting.

      Class I directors will serve until the 2005 annual meeting or until their earlier resignation or removal. If any nominee is not available for election, proxies will be voted for another person nominated by the board or the size of the board will be reduced. Unless authority is specifically withheld, proxies will be voted for the election of the nominees named below to serve as Class I directors for a term of office to expire at the third succeeding annual meeting and until their successors have been duly elected and qualified. Class I directors shall be elected by a plurality of the votes cast, in person or by proxy, at the annual meeting. The Class II and Class III directors will continue to serve their respective terms, with the three Class II directors having a term that will expire at the 2003 annual meeting of shareholders and the three Class III directors having a term that will expire at the 2004 annual meeting of shareholders.

     The names of the nominees and certain information concerning them are set forth:

NOMINEES FOR CLASS I DIRECTORS
================================================================================

PAUL C. BORLAND, JR.
Director since 1996
Age 67

--------------------------------------------------------------------------------

     Mr. P. C. Borland, Jr. retired from NS Group in July 1998. He formerly held the positions of president and chief operating officer of NS Group (1995 to 1998); president of Koppel Steel Corporation (1990 to 1997); and vice president and general manager of Kentucky Electric Steel Corporation (1989 to 1990). He is the brother of Mr. C. R. Borland.

--------------------------------------------------------------------------------

================================================================================

J. C. BURTON
Director since March 2001
Age 63

--------------------------------------------------------------------------------

     Mr. J. C. Burton is a retired executive of Amoco where he spent 37 years in various positions including president of Amoco Europe. He also serves on the board of directors and is a member of the compensation and audit committees of Pride International Inc.

================================================================================

JOHN F. SCHWARZ
Director since March 2001
Age 65

--------------------------------------------------------------------------------

     Mr. John F. Schwarz is currently president and CEO of Entech Enterprises, Inc. Prior to joining Entech, Mr. Schwarz served as president and CEO of Energy Development Corporation and president of CSX Oil & Gas Corporation where he spent 28 years. Mr. Schwarz also serves on the board of directors and is a member of the compensation and nominating committee of Burlington Resources Inc.

     The names of the Class II and Class III directors, whose terms expire at the 2003 and 2004 annual meeting of shareholders, respectively, and who are currently serving their terms, are set forth below:

CLASS II DIRECTORS (TERMS EXPIRE IN 2003)
================================================================================

DAVID A. B. BROWN
Director since April 2000
Age 58

--------------------------------------------------------------------------------

     Mr. Brown has been president of The Windsor Group, a consulting firm that focuses on energy related issues facing oilfield services and engineering companies, since 1984. Mr. Brown also currently serves on the board of directors and is chairman of the audit committee for BTU International, Inc., EMCOR Group, Inc. and Pride International Inc. He is also a director of Technical Communications Corporation. He has over 21 years of energy related experience.

================================================================================

GEORGE A. HELLAND, JR.
Director since April 2000
Age 64

--------------------------------------------------------------------------------

     Mr. Helland has been a senior associate of Cambridge Energy Research Associates (CERA), an independent consulting and research firm providing insight into the future of energy since 1997. He is also chairman of Tokheim Corporation. Mr. Helland has held senior positions with a number of leading oil service companies and was Deputy Assistant Secretary U.S. Department of Energy, in the first Bush Administration. He is past chairman of the Petroleum Equipment Suppliers Association (PESA) and has over 39 years experience in the energy industry.

================================================================================

GARY L. KOTT
Director since April 2000
Age 60

--------------------------------------------------------------------------------

     Mr. Kott is an independent businessman. From 1978 through June 1998, he served as senior vice president and chief financial officer of Global Marine, Inc. and president of Global Marine Drilling Company. He also serves on the boards of Tesco Corporation and Friede Goldman Halter, Inc. He has 30 years experience in the energy industry.

CLASS III DIRECTORS (TERMS EXPIRE IN 2004)
================================================================================

CLIFFORD R. BORLAND
Director since 1981
Age 64
--------------------------------------------------------------------------------

     Mr. C. R. Borland has been chairman of NS Group since December 1995. He retired from NS Group in January 2001 where he formerly held the positions of chief executive officer (1995 to February 2000), president (1981 to 1995 and 1998 to 1999) and chief operating officer (1998 to 1999). Mr. C. R. Borland is a director of Kentucky Electric Steel, Inc. He is the brother of Mr. P.C. Borland, Jr.

================================================================================

PATRICK J. B. DONNELLY
Director since 1981
Age 65

--------------------------------------------------------------------------------

     Mr. Donnelly has been a partner in the Baltimore, Maryland law firm of Niles, Barton & Wilmer LLP since 1972.

================================================================================

RENE J. ROBICHAUD
Director since July 1999
Age 43

--------------------------------------------------------------------------------

     Mr. Robichaud has been chief executive officer of NS Group since February 2000 and president since he joined NS Group in June 1999. He previously held the position of chief operating officer from June 1999 to May 2000. Prior to joining NS Group, Mr. Robichaud worked in investment banking for over 14 years, most recently as a managing director at Salomon Smith Barney.

ITEM 2. - OTHER MATTERS

     The board is not aware of any other matter to be presented for action at the meeting. If any other matter requiring a vote of the shareholders should arise, the proxy committee will vote in accordance with their best judgment.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The firm of Arthur Andersen LLP has examined the financial statements of NS Group since 1981. The board of directors, upon the recommendation of its audit committee, has reappointed the firm of Arthur Andersen LLP, as independent auditors, to examine the financial statements of NS Group for the year 2002, and to perform other appropriate accounting services. We have been advised that a representative of Arthur Andersen LLP will be present at the meeting with an opportunity to make a statement if they desire and will be available to respond to shareholder questions.

                         FEES TO INDEPENDENT ACCOUNTANTS

     The audit fees billed or expected to be billed for the audit of the Company's consolidated financial statements for the Transition Period and the year ended December 31, 2001, including the reviews of interim financial statements included in the Company's quarterly reports on Form 10-Q during the same period, are $380,000.

     Arthur Andersen LLP rendered no financial information systems design and implementation services to the Company in 2001.

     The aggregate fees billed to the Company for services rendered by Arthur Andersen LLP for the Transition Period and 2001, other than those services referenced in the previous two paragraphs, were $1,794,000. These services consisted of the following: business planning assistance and consultation, including the Company's restructuring initiatives - $1,494,000; tax compliance and planning - $262,000; benefit plans audits - $38,000.

                      REPORT OF THE COMPENSATION COMMITTEE

ROLE OF THE COMMITTEE
                      -----------------------------------

     The compensation committee oversees NS Group's executive compensation policies and programs. We also recommend to the board base salaries, target bonus levels and long-term incentive awards to be paid to senior officers and approve compensation for the other executive officers of the Company. In carrying out these functions, we believe it is important to align executive compensation with business objectives and strategies, management initiatives, financial performance and enhanced shareholder value.

     Our committee consists of four outside, independent, non-employee directors.

EXECUTIVE COMPENSATION PROGRAM
                               --------------------------

     The executive compensation program is designed to attract, motivate and retain senior management by providing a competitive total compensation opportunity based on performance. The program is comprised of three basic elements:

     - base salaries that are competitive within the industry segments in which NS Group operates and that reflect individual performance;

     - annual bonus incentives that are payable in cash for the achievement of certain annual financial performance criteria; and

     -    long-term, stock-based incentive opportunities.

    We believe that both the annual bonus and stock-based incentive opportunities directly strengthen the mutuality of interests between the executive officers and the Company's shareholders. In developing and administering the individual elements of the executive compensation program, we strive to balance short and long-term incentive objectives.

     Periodically, we obtain competitive survey data from a number of sources in connection with our administration and review of the executive compensation program. Such survey data confirms our belief that the program is currently competitive and effective because it aligns the financial interests of the executive officers with NS Group's financial performance and long-term total return to shareholders. We continually review the program and consider modifications in order to motivate the executive officers.

     A discussion of each of the elements of the program along with a description of our significant decisions with regard to 2001 compensation is set forth below. The individuals serving in an executive officer capacity during 2001 were Messrs. Clifford R. Borland, Rene J. Robichaud, William W. Beible, Jr., Thomas J. Depenbrock, Thomas L. Golatzki, and Frank J. LaRosa.

BASE SALARY
            --------------------------------------------

     Base salaries are determined by an assessment of salaries paid by companies within NS Group's industry segments, executive responsibilities and individual performance. The annual base salaries for the executive officers other than the Chief Executive Officer are determined through an interactive review process between the committee and Mr. Robichaud using these criteria. The board hired Mr. Robichaud in June 1999 as President and Chief Operating Officer and he was promoted to Chief Executive Officer in February 2000. The board promoted Mr. Beible to Executive Vice President and Chief Operating Officer in May 2000. See the information entitled "Other Compensation Agreements" for a discussion of Mr. Robichaud's and Mr. Beible's cash compensation. Mr. Robichaud's base salary is reviewed and established annually by the committee. Prior to his retirement as an employee in January 2001, Mr. C.R. Borland's base salary was reviewed and established annually by the committee. In addition to the criteria described above, we also consider the overall performance of NS Group when establishing Messrs. C. R. Borland's and Robichaud's base salary. Mr. C. R. Borland's salary had not been increased since 1997. Mr. Robichaud's salary was increased upon his promotion to Chief Executive Officer in February 2000 and again in May 2001.

BONUS INCENTIVE
                ----------------------------------------

     The executive officers and other key employees are eligible to participate in NS Group's bonus plan. Participants may be awarded annual bonuses if NS Group and/or its operating subsidiaries meet certain financial performance criteria. Annual bonuses for C. R. Borland, Mr. Robichaud and the other executive officers are based upon company-wide financial performance criteria including operating margins, return on assets, and return on total capital. The bonus percentage for Mr. Robichaud and the other executive officers varies from 0% to 100% of annual salary depending on the levels at which the financial performance criteria are met. Mr. C. R. Borland, Mr. Robichaud and the other executive officers earned no bonuses during calendar year 2001, the Transition Period, or fiscal years 2000 and 1999, based upon company-wide financial performance criteria.

     A bonus was awarded outside of the bonus plan, in December 2000, to Mr. C.R. Borland, Mr. Robichaud and certain other executive officers for their contribution to the sale of our former subsidiary, Imperial Adhesives, Inc.

STOCK OPTION INCENTIVE
                       -----------------------------------

     Long-term incentive awards provided through NS Group's stock option plans are designed to develop and maintain strong management through share ownership. Executive officers have historically been granted non-qualified stock options under NS Group's stock option plans. With certain exceptions, the exercise price for options granted has approximated the market value of NS Group's common stock on the date of grant, and options generally become exercisable over periods ranging from three to eight years.

     The number of options granted to executive officers is based upon current performance, anticipated future contribution based on that performance, the ability to improve corporate and/or subsidiary business results and comparative industry practices. The size and price of previous option grants and the number of options currently held by an executive are not taken into account in determining the number of shares and price of options granted.

     Mr. Robichaud recommends stock option grants for the other executive officers and the committee takes into consideration such recommendations and has final approval over such awards. With respect to Mr. C. R. Borland (until his retirement in January 2001) and Mr. Robichaud, the committee determines the options to be granted. See the option tables for information concerning grants and exercises of options and fiscal year-end option values. Also, see the information entitled "Other Compensation Agreements" for a discussion of Mr. Robichaud's and Mr. Beible's employment agreements.

This report has been furnished by:

The Compensation Committee of the Board of Directors

Patrick J.B. Donnelly (Chairman)
J. C. Burton
George A. Helland, Jr.
Gary L. Kott

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION
                     ----------------------------

     The following table shows compensation awarded to, earned by, or paid to the chief executive officer and each of the other officers serving in an executive officer capacity during calendar 2001 for services rendered to NS Group.

----------------------------------------------------------------------------------------------------------------------------
                                                 SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------

                                                                                                 LONG TERM
                                                           ANNUAL COMPENSATION                COMPENSATION
                                              -----------------------------------------------------------------
                                                                                                 SECURITIES       ALL OTHER
NAME AND PRINCIPAL                 FISCAL                                  OTHER ANNUAL          UNDERLYING        COMPEN-
     POSITION                      YEAR(1)          SALARY      BONUS      COMPENSATION(3)      OPTIONS/SARS       SATION(4)
-------------------------------- ------------ -------------- ------------- ------------------ ------------------ -----------
Clifford R.  Borland                2001      $     68,960      $        0    $       1,067          94,000     $   181,848
Chairman(5)                         2000(2)        103,440          50,000            1,033               0           3,639
                                    2000           413,750               0            1,033               0          17,958
                                    1999           413,750               0            1,000          30,000          19,048
-------------------------------- ------------ -------------- ------------- ---------------- ------------------ -------------
Rene J. Robichaud                   2001      $    390,630      $        0    $     113,525          10,000     $     9,590
President and Chief                 2000(2)         93,750          50,000                0               0           3,095
Executive Officer(6)                2000           346,666               0            3,333          14,400           9,590
                                    1999            87,500               0           32,299         550,000           1,575
-------------------------------- ------------ -------------- ------------- ---------------- ------------------ -------------
William W. Beible, Jr.              2001      $    271,248      $        0    $     143,647           8,000     $     8,793
Executive Vice President and        2000(2)         66,250               0           84,290               0             577
Chief Operating Officer             2000           243,862               0           38,987         300,000           8,793
                                    1999           215,000               0          120,023               0           8,593
-------------------------------- ------------ -------------- ------------- ---------------- ------------------ -------------
Thomas J. Depenbrock                2001      $    185,000      $        0    $           0           8,000     $     4,974
Vice President, Secretary,          2000(2)         43,750          30,000                0               0           1,865
Treasurer and Chief                 2000           151,670               0                0          16,400           4,398
Financial Officer                   1999           135,000               0                0               0           3,841
-------------------------------- ------------ -------------- ------------- ---------------- ------------------ -------------
Thomas L. Golatzki                  2001      $    151,875      $        0    $       1,233           6,000     $     5,986
Vice President - Engineering        2000(2)         36,250          20,000            1,233               0           1,862
Energy & Materials                  2000           137,962               0            1,233          13,800           5,643
                                    1999           132,000               0            1,233               0           5,449
-------------------------------- ------------ -------------- ------------- ---------------- ------------------ -------------
Frank J. LaRosa II                  2001      $    150,000      $        0    $           0           6,000    $      2,880
Vice President - Human              2000(2)         35,000               0           48,825               0               0
Resources & Information             2000            75,853               0           39,991          23,600               0
Technology(7)
-------------------------------- ------------ -------------- ------------- ---------------- ------------------ -------------

     (1) NS Group changed its fiscal year from the last Saturday in September to a calendar year ending on December 31. Accordingly, the summary compensation table reflects compensation paid during the fiscal year ending September 25, 1999, September 30, 2000, the Transition Period and the calendar year ending December 31, 2001.
     (2)  Represents compensation paid during the Transition Period.
     (3) Other Annual Compensation for Messrs. Borland and Golatzki for all periods represents reimbursements for the payment of taxes. The amounts for Mr. Robichaud in 2001 consisted of relocation expenses of $68,115 and tax reimbursement of $45,410. Amounts for Mr. Robichaud in 2000, represents tax reimbursements and the amounts in 1999 were for relocation expenses. The amounts for Mr. Beible in 2001 consisted of travel and living expenses of $81,873 and tax reimbursement $61,774. The amounts for Mr. Beible in the Transition Period consisted of travel and living expenses of $39,291 and tax reimbursement $45,629. The fiscal 2000 amounts for Mr. Beible consisted of travel and living expenses of $30,868 and $5,218 of relocation expenses and a tax reimbursement of $2,901. The fiscal 1999 amount for Mr. Beible consisted of $32,700 of travel and living expenses, relocation expenses of $44,422 and a tax reimbursement of $42,901. The amount for Mr. LaRosa in the Transition Period consists of relocation expenses of $29,295 and tax reimbursement of $19,530.
     (4) NS Group has purchased disability insurance policies for the benefit of certain of its employees, including the executive officers. In the event an insured is disabled for more than 60 days, he will be paid an amount ranging from 18% to 54% of his current base salary during the term of such disability up to age 65. NS Group paid premiums in 2001, the Transition Period, and each of the fiscal years 2000 and 1999 as follows: Mr. C.R. Borland - $0, $3,639, $14,558, $14,558; Mr.
          Robichaud - $6,190, $3,095, $6,190, $0; Mr. Beible - $5,393, $0,
          $5,393 $5,393; Mr. Depenbrock - $1,574, $682, $1,365, $1,365; Mr.
          Golatzki - $2,949, $737, $2,949, $2,949; Mr. LaRosa - $1,848, $0, $0,
          $0, respectively.

          All Other Compensation includes Company matching contributions to the NS Group Inc. Salaried Retirement Savings Plan for 2001, the Transition Period, and fiscal years 2000 and 1999 as follows: Mr. C.
          R. Borland - $0, $0, $3,400, $3,200; Mr. Robichaud - $3,400, $0,
          $3,400, $1,575; Mr. Beible - $3,400, $577, $3,400, $3,200; Mr.
          Depenbrock - $3,400, $1,183, $3,033, $2,476; Mr. Golatzki - $3,037,
          $1,125, $2,694, $2,500.
     (5) Mr. C.R. Borland retired as an employee of NS Group in January 2001. He was also Chief Executive Officer of NS Group until February 2000.
     (6) Mr. Robichaud joined NS Group in June 1999 as President and Chief Operating Officer and was promoted to Chief Executive Officer in February 2000.
     (7)  Mr. LaRosa joined NS Group in March 2000.

OPTION GRANTS IN TRANSITION PERIOD AND 2001
                                            ---------------------------

     The following table shows certain information concerning stock options granted during 2001 to the executive officers named in the Summary Compensation Table. There were no stock options granted to the executive officers during the Transition Period.

  --------------------------------------------------------------------------------------------------------------------

                                              OPTIONS/SAR GRANTS IN 2001

  --------------------------------------------------------------------------------------------------------------------
                                                                                             POTENTIAL REALIZABLE
                                              PERCENT OF                                   VALUE AT ASSUMED ANNUAL
                                NUMBER OF        TOTAL                                       RATES OF STOCK PRICE
                               SECURITIES       OPTIONS                                    APPRECIATION FOR OPTION
                               UNDERLYING     GRANTED TO      PER SHARE                            TERM(3)
                                 OPTIONS      EMPLOYEES       EXERCISE      EXPIRATION   -----------------------------
             NAME                GRANTED       IN 2001         PRICE           DATE            5%             10%
  --------------------------- -------------- -------------- -------------- ------------- -----------------------------
  Clifford R. Borland            90,000(1)       43.6%        $ 7.88        1/16/11      $1,155,212     $1,839,482
                                  4,000(2)        1.9%        $14.38        3/28/11      $   69,912     $  111,323
  --------------------------- -------------- -------------- -------------- ------------- -------------- --------------
  Rene J. Robichaud              10,000(1)        4.8%        $ 7.88        1/16/11      $  128,357     $  204,387
  --------------------------- -------------- -------------- -------------- ------------- -------------- --------------
  William W. Beible, Jr.          8,000(1)        3.9%        $ 7.88        1/16/11      $  102,686     $  163,510
  --------------------------- -------------- -------------- -------------- ------------- -------------- --------------
  Thomas J. Depenbrock            8,000(1)        3.9%        $ 7.88        1/16/11      $  102,686     $  163,510
  --------------------------- -------------- -------------- -------------- ------------- -------------- --------------
  Thomas L. Golatzki              6,000(1)        2.9%        $ 7.88        1/16/11      $   77,014     $  122,632
  --------------------------- -------------- -------------- -------------- ------------- -------------- --------------
  Frank J. LaRosa II              6,000(1)        2.9%        $ 7.88        1/16/11      $   77,014     $  122,632
  --------------------------- -------------- -------------- -------------- ------------- -------------- --------------

(1) Represents non-qualified stock options granted on January 16, 2001 pursuant to the NS Group, Inc. 1995 Stock Option and Stock Appreciation Rights Plan. The options become exercisable over a three-year period in increments of 33 1/3% per year beginning with the first anniversary of the date of grant. Mr. C.R. Borland's options were granted in connection with his retirement and became fully vested on his retirement date and are exercisable with sixty months from his retirement date.

(2) Represents non-qualified stock options granted on March 28, 2001, pursuant to the NS Group, Inc. 2000 Non-Employee Director Stock Option Plan. The options become exercisable over a three-year period in increments of 33 1/3% per year beginning with the first anniversary of the date of grant.
(3) The amounts shown under these columns are the result of calculations at 5% and 10% rates as required by the Securities and Exchange Commission and are not intended to forecast future appreciation of the stock price of NS Group.

OPTION/SAR EXERCISES IN 2001
  AND YEAR-END OPTION VALUES
                             ---------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                                      OPTION/SAR EXERCISES IN TRANSITION PERIOD AND 2001

                                              AND YEAR-END OPTION/SAR VALUES (1)

--------------------------------------------------------------------------------------------------------------------------------
                                   NO. OF                         TOTAL NUMBER OF SHARES         TOTAL VALUE OF UNEXERCISED,
                                   SHARES                         UNDERLYING UNEXERCISED                 IN-THE-MONEY
                                 ACQUIRED ON      VALUE              OPTIONS/SARS AT                  OPTIONS/SARS HELD
NAME                              EXERCISE       REALIZED                YEAR END                      AT YEAR END (2)
------------------------------- -------------- ------------- --------------------------------- ---------------------------------
                                                             EXERCISABLE    UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
                                                             -------------------------------------------------------------------

Clifford R. Borland              130,733        $1,087,693         90,000          4,000          $        0       $        0
------------------------------- -------------- ------------- -------------- ------------------ --------------- -----------------

Rene J. Robichaud                      0        $        0        224,800        349,600          $   39,600       $   59,400
------------------------------- -------------- ------------- -------------- ------------------ --------------- -----------------

William W. Beible, Jr.             3,000        $   32,978         77,000        248,000          $   26,223       $        0
------------------------------- -------------- ------------- -------------- ------------------ --------------- -----------------

Thomas J. Depenbrock                   0        $        0         38,050         18,939          $   61,473       $        0
------------------------------- -------------- ------------- -------------- ------------------ --------------- -----------------

Thomas L. Golatzki                     0        $        0         37,189         21,200          $   61,473       $        0
------------------------------- -------------- ------------- -------------- ------------------ --------------- -----------------

Frank J. LaRosa II                     0        $        0          6,533         23,067          $        0       $        0

------------------------------- -------------- ------------- -------------- ------------------ --------------- -----------------

     (1)  There were no options exercised in the Transition Period.
     (2) In-the-Money Options/SARs are those in which the fair market value of the underlying securities at year-end exceeds the exercise price of the option or SAR.

CHANGE OF CONTROL AGREEMENTS
                             --------------------------------

     NS Group has entered into change of control severance agreements with Messrs. Robichaud, Beible, Depenbrock, Golatzki and LaRosa. These agreements provide that if, during the three year period following a "change of control," the executive's employment is terminated, or the executive terminates his employment for good reason, then the executive will receive a defined payment, certain medical, dental, life and disability insurance benefits and outside assistance in finding other employment. Payments to Messrs. Robichaud and Beible would be the aggregate of three times the amount of their then current base salary and three times the average amount of their bonus payments in the prior five years, plus a pro rata portion of their current year bonus. The payments to Messrs. Depenbrock, Golatzki and LaRosa would be the aggregate of two times the amount of their then current base salary and two times the average amount of their bonus payments in the prior five years, plus a pro rata portion of their current year bonus.

     In the event of a change in control, all outstanding stock options of the executive will become immediately exercisable. In the event of termination of the executive within three years of a change of control, the executive's outstanding options remain exercisable for up to five years from the termination date, not to exceed the original term of the option. In addition, concurrent with a change of control, the present values of the amount that is sufficient to pay each participant or beneficiary the benefits to which participants or their beneficiaries would be entitled pursuant to the terms of the salary continuation agreement would be required to be funded by the Company.

     Under the terms of the agreements, a "change of control" of NS Group means:

     -    a sale of substantially all of its assets;

     - a merger with the result that its pre-merger shareholders hold less than 51% of the voting power of the merged entity;

     -    a liquidation; or

     - a tender offer or other purchases resulting in a group of persons (other than a group of persons with respect to which Mr. C. R. Borland is the beneficial owner of the majority of the voting securities) becoming the beneficial owner of 30% or more of NS Group's securities; or changes in the composition of the majority of the members of the board.

     In these agreements, each executive also agrees not to divulge confidential information or to solicit any present or prospective executive employee of NS Group to be employed by a competitor.

OTHER COMPENSATION AGREEMENTS
                              ---------------------------------

     The named executive officers have entered into salary continuation agreements. The agreements provide payment upon retirement at or after age 62, of an amount equal to 50% of the officer's then current salary for life, with payments for a minimum of 10 years either to the participant or his descendants. These benefits do not vest until retirement, at which time they vest 100%. These agreements have been partially funded with insurance policies.

     When Mr. Robichaud was hired as President and COO in June 1999, he entered into a three year employment agreement with NS Group, which has since been extended through February 2005. The agreements specify a minimum annual base salary and eligibility for participation in the bonus incentive program, the stock option program and other fringe benefits generally available to other executives of NS Group. When Mr. Robichaud was promoted to Chief Executive Officer in February 2000, his base salary was increased to $375,000 per year. Mr. Robichaud also received an increase in annual base salary to $400,000 in May 2001 based on his performance contributions to the Company.

     In the event Mr. Robichaud's employment is terminated for reasons other than cause, the current agreement guarantees the salary and any bonus earned for the greater of two years following his termination date or until the end of his current agreement.

     When Mr. Beible was promoted to Executive Vice President and COO in May 2000, he entered into a two-year employment agreement with NS Group that specified a minimum annual base salary of $265,000 and eligibility for participation in the bonus incentive program, the stock option program and other fringe benefits generally available to other executives of NS Group. Under the terms of the agreement, Mr. Beible received a one-time grant of stock options for 300,000 shares of NS Group common stock. The agreement guarantees one year's salary and bonus and vesting of 100,000 shares of the stock option grant in the event Mr. Beible's employment is terminated for reasons other than cause.

COMPENSATION COMMITTEE INTERLOCKS
     AND INSIDER PARTICIPATION
                               -------------------------------------

     The Compensation Committee is composed of Messrs. Burton, Donnelly, Helland, and Kott, none of whom has served as an officer or employee of NS Group.

                                PERFORMANCE GRAPH

     The graph below compares NS Group's cumulative total shareholder return from September 30, 1996 through December 31, 2001, with the cumulative total return for the same period measured by the Standard & Poor's 500 Composite Index and the Standard & Poor's SmallCap 600 Oil and Gas (Drilling and Equipment) Index.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN(1)

                                    [GRAPH]




--------------------------------------- --------- ----------- ---------- ----------- ---------- ---------- -----------
                                          1996       1997       1998        1999       2000       2000T       2001
--------------------------------------- --------- ----------- ---------- ----------- ---------- ---------- -----------
NS Group, Inc.                          $  100    $  996.2    $  188.4   $  330.8    $  611.1   $  290.8   $  230.2
--------------------------------------- --------- ----------- ---------- ----------- ---------- ---------- -----------
Standard & Poor's
  500 Composite Index                   $  100    $  140.5    $  153.2   $  195.7    $  221.7   $  204.4   $  180.1
--------------------------------------- --------- ----------- ---------- ----------- ---------- ---------- -----------
Standard & Poor's
  SmallCap 600 Oil and Gas Index        $  100    $  178.7    $   66.0  $    79.2    $  112.9   $  113.6   $   81.0
--------------------------------------- --------- ----------- ---------- ----------- ---------- ---------- -----------

(1) The graph assumes $100 invested on September 30, 1996 in NS Group's common stock, the Standard & Poor's 500 Composite Index, and the Standard & Poor's SmallCap 600 Oil and Gas Index. NS Group's fiscal years prior to December 31, 2000 ended on the last Saturday in September. In November 2000, NS Group changed its fiscal year end to a calendar year ending on December 31. The periods shown as 2000T and 2001 are for the three-month period ended December 31, 2000 (Transition Period) and the year ended December 31, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Messrs. C. R. Borland and P. C. Borland, Jr. receive annual payments of $196,875 and $108,000, respectively, under NS Group's salary continuation program for services they rendered as employees of the Company. Mr. C.R Borland retired in January 2001 and Mr. P.C. Borland retired in fiscal 1998.

     This annual benefit is payable for life, with a minimum of 10 years, to either the program participant or their descendants. NS Group paid life insurance premiums under the salary continuation program in 2001 on behalf of Messrs. C. R. Borland and P. C. Borland, Jr. in the amount of $18,232 and $21,000, respectively.

                                  OTHER MATTERS

     Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Shareholder proposals intended for inclusion in next year's proxy statement must be received by NS Group not less than 90 days nor more than 120 days before the date of the meeting. In order for a shareholder to nominate a candidate for director, under our bylaws, timely notice of the nomination must be given to NS Group in advance of the annual meeting. The shareholder filing the notice of nomination must include information regarding the nominee, including name, address, occupation and number of shares held.

     Ordinarily, such notices must be given not less than 90 days nor more than 120 days before the meeting (but if NS Group gives less than 100 days notice or prior public disclosure of the date of the meeting, then the shareholder must give such notice within 10 days after notice of the meeting is mailed or other public disclosure of the meeting is made.)

     The notice must be given to the Secretary of NS Group, whose address is 530 West Ninth Street, Newport, Kentucky 41071. Any shareholder desiring a copy of our bylaws will be furnished one without charge upon written request to the Secretary.

                                   ----------


By Order of the Board of Directors,


/s/ Thomas J. Depenbrock

Thomas J. Depenbrock                                     Newport, Kentucky
Vice President and Secretary                             March 15, 2002

                                                  REVOCABLE PROXY
                                                  NS GROUP, INC.


[ X]   Please mark votes as in this example

ANNUAL MEETING OF SHAREHOLDERS MAY 14, 2002

The undersigned hereby appoints Thomas J. Depenbrock and James J. Crowe or either of them as proxies (acting by a majority or, if one be present, then that one shall have all of the powers hereunder), each with full power to appoint his substitute, and hereby authorizes them, or either of them, to represent and to vote as designated below, all the shares of common stock of NS Group, Inc. held of record by the undersigned on March 12, 2002, at the Annual Meeting of Shareholders to be held on May 14, 2002, or at any adjournment, or adjournments thereof.

Item 1.  Election of the following three (3) nominees as Class I Directors whose terms expire in 2005.


     FOR      WITHHOLD      FOR ALL EXCEPT

Paul C. Borland, Jr.        J.C.Burton       John F. Schwarz

INSTRUCTION:  To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

----------------------------------------------

Please check box if you plan to attend the meeting   [  ]



The Board of Directors Recommend a Vote "FOR" all nominees in Item 1.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


Please be sure to sign and date this Proxy in the box below

Date:

Shareholder sign above               Co-holder (if any) sign above



Detach above card, sign, date and mail in postage paid envelope provided.


                                                  NS GROUP, INC.
                                               530 West Ninth Street
                                              Newport, Kentucky 41071

This Proxy when properly executed will be voted in the manner directed herein by the above signed shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1.

Please sign exactly as name (or names) appears on this card.  When shares are held by joint tenants, both must sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.